UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report:	December 15, 2004
(Date of earliest event reported):	(December 10, 2004)
Commission File No. 000-14961
PRIMESOURCE HEALTHCARE, INC.
(Exact name of Registrant as specified in its Charter)

Massachusetts	04-2741310
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
3708 E. Columbia Street Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (520) 512-1100

Former name or former address, if changed since last Report: N/A

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    |   |  Written communications pursuant to Rule 425 under the Securities Act

    |   |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    |   |  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

    |   |  Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

PRIMESOURCE HEALTHCARE, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 8.01 Other Events.

The Articles of Incorporation of PrimeSource Healthcare, Inc. were amended by the Company’s shareholders at the Company’s annual meeting on December 10, 2004. The amendment was set forth in the Company’s proxy statement relating to the December 10th annual meeting. The effect of the amendment is to change the name of the Company from PrimeSource Healthcare, Inc. to LXU Healthcare, Inc., and to amend and restate the Articles of Incorporation in their entirety. Articles of Amendment effectuating this amendment will be filed shortly.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

PRIMESOURCE HEALTHCARE, INC. By: ________________________________
Date: December 15, 2004	Shaun McMeans Chief Financial Officer, Chief Operating Officer and Clerk